Filed under Rule 497(e)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2013,

as supplemented to date

At a meeting held on October 28-29, 2013, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including a majority of the trustees who are not interested persons of VC II (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “WCM Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and Wells Capital Management Incorporated (“WCM”) with respect to the Mid Cap Growth Fund (the “Fund”).

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on August 31, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the WCM Sub-Advisory Agreement, Columbia Management Investment Advisers, LLC (“Columbia”) will cease to sub-advise the Fund, and the following changes will become effective:

In the Fund Summary, in the Investment Adviser section, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Wells Capital Management Incorporated.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas J. Pence, CFA	2013	Portfolio Manager
Michael Smith, CFA	2013	Portfolio Manager
Chris Warner, CFA	2013	Portfolio Manager

In the Management section under Investment Sub-Advisers, all reference to Columbia with respect to the Fund is deleted in its entirety and the following information is added with respect to WCM:

Wells Capital Management Incorporated (“WellsCap”). 525 Market Street, San Francisco, California 94105. WellsCap is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2013, WellsCap managed over $333.5 billion in assets.

The Mid Cap Growth Fund is managed by an investment team led by Thomas J. Pence, CFA, Michael T. Smith, CFA, and Christopher Warner, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital Management. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select and All Capitalization growth portfolios. Mr. Smith serves as a co-portfolio manager at Wells Capital Management on those strategies. Mr. Warner is also a co-portfolio manager at Wells Capital Management and has responsibility for the Fundamental Growth team’s Fundamental Small to Mid and Mid Capitalization portfolios. Mr. Pence joined WellsCap from Strong Capital Management, having joined Strong in 2000. Mr. Smith joined WellsCap from Strong Capital

Management, having joined Strong in 2000. Mr. Warner joined WellsCap from a sell side research associate position at Citigroup in 2007 and was recently appointed co-portfolio manager for the strategy. All three managers have earned the right to use the CFA designation.

Please keep this supplement with your prospectus for future reference

Date:	October 31, 2013

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2013

Mid Cap Growth Fund

(the “Fund”)

Under INVESTMENT SUBADVISERS, in the list of sub-advisers, Wells Capital Management Incorporated (“WCM”) replaces Columbia Management Investment Advisers, LLC (“Columbia”) as the sub-adviser for the Fund, and the following information is added with respect to WCM:

Wells Capital Management Incorporated (“WellsCap”). WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is indirectly wholly owned by Wells Fargo & Company, a public company.

Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the following information is inserted with respect to WCM:

Portfolio	Subadviser	Portfolio Managers	Other Accounts (As of August 31, 2013)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts		Total Assets (in $millions)
Mid Cap Growth Fund	Wells Capital Management Incorporated	Thomas J. Pence, CFA	17	8,039	4	438	117	(1)	5,389	(68)
		Michael Smith, CFA	17	8,039	4	438	117	(1)	5,389	(68)
		Chris Warner, CFA	7	4,128	0	0	54		1,402

In this section, all information with respect to Columbia is deleted in its entirety. The following information about WCM is inserted at the end of the section:

Wells Cap

Compensation - The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.

Conflicts of Interest - WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized

Dated: October 31, 2013